Exhibit 13



                             Joint Filing Agreement


In accordance with Rule 13d-1(k)(1) of Regulation 13D-G of the Securities Exchange Act of 1934, the persons or entities below agree to the joint filing on behalf of each of them of the Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock of Conning Corporation, and agree that such statement is, and any amendments thereto filed by any of them will be, filed on behalf of each of them, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings.

In evidence thereof the undersigned hereby execute this Agreement this 9th day of March, 2000.

                              METROPOLITAN LIFE INSURANCE COMPANY


                              By: /s/ Jane Weinberg
                                 ------------------------------------------
                                 Name:   Jane Weinberg, Esq.
                                 Title:  Vice-President and Investment Counsel


                              GENAMERICA CORPORATION


                              By: /s/ Robert J. Banstetter
                                 ------------------------------------------
                                 Name:   Robert J. Banstetter
                                 Title:  Vice President, General Counsel
                                           and Secretary


                              GENERAL AMERICAN LIFE INSURANCE COMPANY


                              By: /s/ Robert J. Banstetter
                                 ------------------------------------------
                                 Name:   Robert J. Banstetter
                                 Title:  Vice President, General Counsel
                                           and Secretary


                              GENAM HOLDING COMPANY


                              By: /s/ Matthew P. McCauley
                                 ------------------------------------------
                                 Name:   Matthew P. McCauley
                                 Title:  Vice President, General Counsel
                                           and Secretary